FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Current Report

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

The Allied Defense Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-2545	04-2281015
(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia	22182
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (703) 847-5268

Not Applicable

(Former name or former address, if changed since last report)

Item 5:    OTHER EVENTS

The Registrant has entered into an employment letter agreement with Monte Lee Pickens in the form attached hereto as Exhibit 10.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLIED DEFENSE GROUP, INC.

	By:	/s/ John G. Meyer, Jr.
Date: April 22, 2003		John G. Meyer, Jr., President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment letter agreement between Registrant and Monte Lee Pickens
99	Press Release dated April 22, 2003

2